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                                                                    Exhibit 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80889) of Xenometrix, Inc., of our report dated September 1, 1998, appearing on page F-1 of this Form 10-KSB.



/s/ PricewaterhouseCoopers LLP

Broomfield, Colorado
September 25, 1998